UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

ORIGEN RESIDENTIAL SECURITIES, INC.

(as depositor under the Indenture,
dated as of September 1, 2004, providing for the issuance of
Manufactured Housing Contract Trust Notes, Series 2004-B)

Origen Residential Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-117573	20-1370314

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

27777 South Franklin Road, Suite 1700
Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 746-7000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-B Notes, which was made October 15, 2004.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-B Notes dated October 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 2004

ORIGEN RESIDENTIAL SECURITIES, INC.
By: Origen Servicing, Inc., as
Attorney-in-Fact
By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr.
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description
99.1	Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-B Notes dated October 15, 2004.